[GRAPHIC OMITED]



                                                [GRAPHIC OMITED]

                            2004.  EDGAR Online, Inc.
                           --------------------------
                                  EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated April 1, 2003, in Amendment No. 3 to the Registration Statement (Form SB-2 No. 333-116654) and related Prospectus of Payment Data Systems, Inc. for the registration of 40,000,000 shares of its common stock.



/s/  Ernst  &  Young  LLP
Ernst  &  Young  LLP
San  Antonio,  Texas
August  11,  2004